GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2023
Goodwill And Identifiable Intangible Assets Net
GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS, NET

12.	GOODWILL AND IDENTIFIABLE INTANGIBLE ASSETS, NET

The Company reviews goodwill for impairment on a reporting unit basis annually and whenever events or changes in circumstances indicate the carrying value of goodwill may not be recoverable. During the year ended December 31, 2023, the Company determined there to be no impairment, and during the year ended December 31, 2022, the Company recognized goodwill impairment in the amount of $2,092,048, which was recorded to its former financial services segment now reflected in discontinued operations. The Company based this decision on impairment testing of the underlying assets, expected cash flows, decreased asset value and other factors.